UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2016

Apollo Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00646	52-2439556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street,

New York, NY 10019

(Address of Principal Executive Offices) (Zip Code)

(212) 515-3450

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting:

On August 4, 2016, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved two proposals. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission (the “SEC”) on June 16, 2016. As of June 10, 2016, the record date, 226,067,696 shares of common stock were eligible to vote.

Proposal 1: The Company’s stockholders elected three Class III Directors of the Company, who will each serve for a term of three years, or until his successor is duly elected and qualified, as follows:

Name of Director	FOR	WITHHELD	Broker Non-Vote
Eliot Stein, Jr.	107,503,342	4,169,053	86,705,151
Bradley J. Wechsler	107,981,322	3,691,073	86,705,151
James C. Zelter	108,073,474	3,598,921	86,705,151

Proposal 2: The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for the fiscal year ending March 31, 2017, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
194,125,311	2,254,414	1,996,321	Not applicable

Special Meeting

On August 4, 2016, the Company held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company submitted one proposal to the vote of the stockholders. The proposal is described in detail in the Company’s definitive proxy statement for the Special Meeting as filed with the SEC on June 16, 2016. As of June 10, 2016, the record date, 226,067,696 shares of common stock were eligible to vote.

Proposal: The Company’s stockholders considered a proposal to authorize flexibility for the Company, with approval of the Board, to sell shares of its common stock (during the next 12 months) at a price below the Company’s then current net asset value per share, subject to certain limitations (including that the cumulative number of shares sold does not exceed 25% of its then outstanding common stock immediately prior to each such sale).

The proposal did not receive the requisite approval from the Company’s stockholders. A majority of shares present at the meeting voted in favor of the proposal. However, under the Investment Company Act of 1940, as amended (the “1940 Act”), the proposal was required to be approved by the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the meeting that are not held by affiliated persons of the Company. For purposes of this proposal, the 1940 Act, defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company, whichever is less.

The vote on the above proposal, including affiliated and unaffiliated shares, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
82,671,126	49,801,141	2,540,379	Not applicable

The vote on the above proposal, adjusted for 48,372,893 affiliated shares, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
64,800,019	19,543,544	2,296,190	Not applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO INVESTMENT CORP.

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Chief Legal Officer and Secretary

Date: August 4, 2016